Mid Cap Value Portfolio Investment Strategy - Mid Cap Value Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]	Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in securities of mid-capitalization value companies. For purposes of the Portfolio, mid-capitalization companies are those companies with market capitalizations within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, (approximately $4.39 million to $111.25 billion as of March 31, 2026). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index (approximately $907.10 million to $116.80 billion as of March 31, 2026). Value companies, as defined by the adviser, are those included in a third-party value index or those that exhibit certain financial characteristics (e.g., price-to-earnings ratio, price-to-book ratio, enterprise value-to-EBITDA ratio, cash flow trends or dividend payment history and projections) determined by the adviser to indicate the company is undervalued by the market. For this purpose, a third-party value index is an index developed, calculated, and maintained by a third-party that measures the performance of value stocks. The adviser intends to hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser uses a variety of analytical research tools and techniques to help make decisions about buying or holding securities of companies that meet its investment criteria and sell the securities of companies that do not. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector. While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may also invest in real estate investment trusts (REITs). The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure. The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.